UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 23, 2015

J.B. HUNT TRANSPORT SERVICES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Arkansas	0-11757	71-0335111
(STATE OR OTHER JURISDICTION OF	(Commission File Number)	(IRS EMPLOYER
INCORPORATION OR ORGANIZATION)		IDENTIFICATION NO.)

615 J.B. Hunt Corporate Drive
Lowell, Arkansas	72745	(479) 820-0000
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ }	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ }	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

{ }	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

{ }	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 23, 2015, the Board of Directors (the “Board”) of J.B. Hunt Transport Services, Inc. (the “Company”) adopted and approved an amendment and restatement of the Company’s bylaws (the “Amended and Restated Bylaws”), which became effective immediately upon their adoption. The purpose of adopting the Amended and Restated Bylaws was to make various technical updates, clarifications and non-substantive changes to the existing bylaws to conform to applicable law and current corporate governance practices. The Amended and Restated Bylaws, among other things:

●	remove previous language providing that the Chairman of the Board shall be the chief executive officer of the Company;
●

clarify that persons appointed to certain positions, including general counsel, assistant to the Secretary, and assistant to the Treasurer, are not automatically deemed to be officers of the Company but may be designated as officers by the Board;

●	clarify that the directors’ terms of office expire at the next Annual Shareholders Meeting;
●	make clarifying changes to the shareholder meeting notice and voting provisions to ensure consistency with applicable law; and
●	make other non-substantive changes.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Company’s Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 5.07.      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Our Annual Shareholders Meeting was held on April 23, 2015. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934. The following three matters were included in our proxy dated March 13, 2015 and were voted upon at the annual meeting. Final vote tabulations are indicated below:

1.	To elect Directors for a term of one (1) year:

	For	Against	Abstain	Non Votes

Douglas G. Duncan	103,593,163	457,608	151,242	7,170,098
Francesca M. Edwardson	103,307,096	715,785	179,132	7,170,098
Wayne Garrison	100,162,040	3,870,555	169,418	7,170,098
Sharilyn S. Gasaway	103,624,875	472,602	104,536	7,170,098
Gary C. George	101,081,375	2,987,612	133,026	7,170,098
Bryan Hunt	96,216,894	7,773,783	211,336	7,170,098
Coleman H. Peterson	103,046,825	1,053,506	101,682	7,170,098
John N. Roberts, III	102,895,163	1,154,604	152,246	7,170,098
James L. Robo	103,284,326	805,817	111,870	7,170,098
Kirk Thompson	99,945,411	4,097,586	159,016	7,170,098
John A. White	100,708,569	3,429,433	64,011	7,170,098

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2015 calendar year:

For	110,667,181
Against	495,927
Abstain	209,003
Non Votes	0

3.	To consider and approve a stockholder proposal to adopt quantitative companywide goals for reducing greenhouse gas emissions and report on the Company’s plans to achieve these goals:

For	14,474,925
Against	71,624,474
Abstain	18,102,614
Non Votes	7,170,098

Item 9.01.     Financial Statements and Exhibits

(d)     Exhibits

3.1     Amended and Restated Bylaws of J.B. Hunt Transport Services, Inc. dated April 23, 2015

No additional business or other matters came before the meeting or any adjournment thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the 27th day of April 2015.

J.B. HUNT TRANSPORT SERVICES, INC.

BY:	/s/ John N. Roberts, III
John N. Roberts, III
President and Chief Executive Officer
(Principal Executive Officer)

BY:	/s/ David G. Mee
David G. Mee
Executive Vice President, Finance and
Administration and Chief Financial Officer
(Principal Financial Officer)